                                 Exhibit 10.3

      Registration Rights Agreement, dated June 9, 1995 by and among the
        Company and Renaissance Capital Growth & Income Fund III, Inc.

                             The Dwyer Group, Inc.
                             ---------------------

                         Registration Rights Agreement
                         -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into on and effective as of June 9, 1995, by and among THE DWYER GROUP, INC., a Delaware corporation (herein called the "Company") and Renaissance Capital Growth & Income Fund III, Inc. (the "Fund").

                             W I T N E S S E T H:
                             --------------------

     WHEREAS, the parties hereto have entered into a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

     WHEREAS, the Company has agreed to provide to the Fund certain registration rights set forth herein to induce the parties hereto to enter into the Purchase Agreement and to purchase 300,000 shares of restricted Common Stock from the Estate of Donald J. Dwyer, Deceased.

     ACCORDINGLY, for and in consideration of the mutual promises, covenants, representations and warranties contained herein and on the terms and conditions set forth herein, the parties hereto do hereby agree as follows:

                                1. DEFINITIONS.
                                ---------------

1.1  Definitions.
-----------------

     For purposes of this Agreement:

     a. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of the effectiveness of such registration statement or document;

     b. The term "Registrable Securities" means (i) the Common Stock purchased by the Fund pursuant to the Purchase Agreement and Common Stock purchased by the Fund pursuant to the purchase agreement by and between the Fund and the Estate of Donald J. Dwyer, Deceased dated June 9, 1995, (ii) any Common Stock of the Company issued or issuable with respect to the Common Stock referred to in clause (i) above (or issuable upon the conversion or exercise of any warrant, right or other security which is issued or issuable with respect to the Common Stock referred to in clause (i) above) by way of stock dividend; any other distribution with respect to or in exchange for, or in replacement of Common Stock; stock split; or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; excluding in all cases, however, any Registrable Securities sold or transferred by a person in a transaction in which his rights under this Agreement are not assigned;

     c. The number of shares of "Registrable Securities then outstanding" shall be an amount equal to the number of shares of Common Stock outstanding which have been received by the Fund from the Estate of Donald J. Dwyer, Deceased and the Company;

     d. The term "Holder" means the Fund and any assignee thereof and any person owning or having the right to acquire Registrable Securities in accordance with the provisions hereof; and

     e. The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     f. The term "Common Stock" shall mean the common stock of The Dwyer Group, Inc. par value $.10.

                    2. SECURITIES SUBJECT TO THIS AGREEMENT
                    ---------------------------------------

2.1  Securities
---------------

     The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only if and so long as such a security continues to be a "Restricted Security." A Registrable Security ceases to be a "Restricted Security" when (i) it has been effectively registered under the Act and disposed of in accordance with the registration statement covering it, (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions that are enforced) under the Act, or (iii) it has otherwise been transferred and a new certificate or other evidence

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of ownership for it not bearing a restrictive legend and not subject to any stop transfer order lawfully has been delivered by or on behalf of the Company to the Holder along with an opinion of counsel to the Company reasonably satisfactory to the Holder to the effect that no other restriction on transfer exists.

                            3. REGISTRATION RIGHTS.
                            -----------------------

3.1 Demand for Registration.
----------------------------
      a. The Company hereby agrees to register, subject to the terms and conditions set forth herein, all or any portion of the Registrable Securities if at any time it shall receive a written request from the Holders of at least fifty percent (50%) in the aggregate of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least a majority of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $500,000). The Company shall, within twenty (20) days of its receipt thereof, give written notice of such request to all Holders of record of Registrable Securities at the last known address of each such Holder maintained by the Company or the Company's transfer agent. The Holders of said Registrable Securities shall have fifteen (15) days from the receipt of such notice by the Company to request that all or a portion of their respective Registrable Securities be included in said registration. The Company hereby agrees, subject to the limitations hereof, to use its best lawful efforts to effect as soon as reasonably possible, and in any event (if legally possible, and as allowed by the SEC, and if no factor outside the Company's reasonable control prevents it) within 150 days of the receipt of the initial written registration request, to effect the registration under the Act of all Registrable Securities which the Holders thereof have requested.
     b. If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Agreement, and the Company shall include such information in the written notice to the other Holders of Registrable Securities referred to in Section 3.1(a). In such event, the right of any Holder to include his/her Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Company, the underwriter, a majority in interest of the Initiating Holders and such Holder) is limited to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 3.3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by mutual agreement of the Company and a majority in interest of the Initiating Holders, which agreement shall not be unreasonably withheld.
     c. Notwithstanding any provision to the contrary set forth herein, the parties hereto hereby acknowledge and agree that the Company is obligated to effect only two (2) such registrations pursuant to this Section 3.1.
     d. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at that time, and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer the commencement of such a filing for a period of not more than 180 days after receipt of the request of the Initiating Holders; provided, however, that at least twelve (12) months must elapse between any two such deferrals under this Section 3.1(d).

3.2 "Piggy-Back" Registration.
------------------------------
     If, but without any obligation to do so, the Company from time to time proposes to register any of its capital stock or other securities under the Act in connection with the public offering of such securities for its own account or for the account of its security holders, other than Holders of Registrable Securities pursuant to Section 3.1 (a "Piggy-Back Registration Statement"), primarily for cash (other than (i) a registration relating solely to the sale of securities to participants in a Company stock plan or employee benefit plan,
(ii) a registration relating solely to an SEC Rule 145 transaction or any rule adopted by the SEC in substitution thereof or in amendment thereto, or (iii) a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Holders of Registrable Securities shall be entitled to include all or any portion of their Registrable Securities in such registration (and related underwritten offering, if any) on the following terms and conditions:
     a. The Company shall give written notice of such determination to each Holder of Registrable Securities, and each such Holder shall have the right to request, by written notice given to the Company within fifteen (15) days of the date that such written notice was given by the Company to such Holder, that a specific number of Registrable Securities held by such Holder will be included in the Piggy-Back Registration Statement (and related underwritten offering, if any);
     b. If the Piggy-Back Registration Statement relates to an underwritten offering, the notice given to each Holder shall specify the name or names of the managing underwriter or underwriters for such offering. In addition such notice shall also specify the number of securities to be registered for the account of the Company and for the account of its shareholders

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(other than the Holders of Registrable Securities), if any;
     c. If the Piggy-Back Registration Statement relates to an underwritten offering, each Holder of Registrable Securities to be included therein must agree (x) to sell such Holder's Registrable Securities on the same basis as provided in the underwriting arrangement approved by the Company, and (y) to timely complete and execute all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements or by the SEC or by any state securities regulatory body;
     d. If the managing underwriter or underwriters for the underwritten offering under the Piggy-Back Registration Statement determines that inclusion of all or any portion of the Registrable Securities in such offering would adversely affect the ability of the underwriters for such offering to sell all of the securities requested to be included for sale in such offering at the best price obtainable therefor, the aggregate number of Registrable Securities that may be sold by the Holders shall be limited to such number of Registrable Securities, if any, that the managing underwriter or underwriters determine may be included therein without such adverse effect as provided below. If the number of securities proposed to be sold in such underwritten offering exceeds the number of securities that may be sold in such offering, there shall be included in the offering, first, up to the maximum number of securities to be sold by the Company for its own account and second, as to the balance, if any, securities to be sold for the account of the Company's stockholders (both the Holders of Registrable Securities requested and such other stockholders of the Company requested to be included therein) on a pro rata basis;
     e. Holders of Registrable Securities shall have the right to withdraw their Registrable Securities from the Piggy-Back Registration Statement, but if the same relates to an underwritten offer, they may only do so during the time period and on the terms agreed upon among the underwriters for such underwritten offering and the Holders of Registrable Securities.

3.3 Obligations of the Company.
-------------------------------
     Whenever required under this Section 3 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
     a. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best lawful efforts to cause such registration statement to become effective, and keep such registration statement effective until all such Registrable Securities have been distributed, and or until one hundred twenty (120) days have elapsed since such registration statement became effective (subject to extension of this period as provided below);
     b. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement, or until one hundred twenty (120) days have elapsed since such registration statement became effective (subject to the extension of this period as provided below);
     c. Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
     d. Use its best lawful efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify as a broker-dealer in any states or jurisdictions or to do business or to file a general consent to service of process in any such states or jurisdictions;
     e. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter of such offering, in usual and customary form reasonably satisfactory to the Company and the Holders of a majority of the Registrable Securities to be included in such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;
     f. Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto and covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and
     g. In the event of the notification provided for in Section 3.3(f) above, the Company shall use its best efforts to prepare and file with the SEC (and to provide copies thereof to the Holders) as soon as reasonably possible an amended prospectus complying with the Act, and the period during which the prospectus referred to in the notice provided for in Section 3.3(f) above cannot be used and the time period prior to the use of the amended prospectus referred to in this Section 3.3(g), shall not be counted in the 120 day period of this Section 3.3.

3.4 Furnish Information.
------------------------
     a. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 3 that the selling Holders shall furnish to the Company any and all information reasonably requested by the Company, its

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officers, directors, employees, agents or representatives, the underwriter or underwriters, if any, and the SEC or any other governmental regulatory agency, including but not limited to (i) such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be required to effect the registration of their Registrable Securities, and (ii) the identity of and compensation to be paid to any proposed underwriter to be employed in connection therewith.

     b. In connection with the preparation of filing of each registration statement registering Registrable Securities under the Act, the Company shall give the Holders of Registrable Securities on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, at such Holder's sole cost and expense (except as otherwise set forth herein), such access to copies of the Company's records and documents and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Act.

3.5 Expenses of Demand Registration.
------------------------------------
Expenses incurred in connection with any registration or qualification of any shares including all registration, filing and qualification fees, printing expenses, legal expenses and expenses of any special audits incidental to or required by such registration, shall be borne by the Fund.

3.6 Expenses of Piggy-Back Registration.
----------------------------------------
     Each Holder shall bear and pay all those incremental expenses attributable to the inclusion of such Holder's Registrable Securities in any registration, filing or qualification of Registrable Securities pursuant to Section 3.2 including, without limitation, such Holder's incremental portion of all reasonable registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel of the Company, and the reasonable fees and disbursements of one counsel for the selling Holders, but excluding the Company's overhead expenses and expenses related to the use of time by the Company's officers, directors and employees in effecting such registrations. In addition, the selling Holders shall bear the expenses of any underwriting discounts and commissions, if any, attributable to the sale of their shares of Common Stock in connection with such Piggy-Back Registrations.

3.7 Indemnification.
--------------------
     In the event that any Registrable Securities are included in a registration statement under this Section 3:

     a. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, liabilities (joint or several) or any legal or other costs and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability, or action to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact with respect to the Company or its securities contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements therein, (ii) the omission or alleged omission to state therein a material fact with respect to the Company or its securities required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law. Notwithstanding the foregoing, the indemnity agreement contained in this Section 3.7(a) shall not apply and the Company shall not be liable (i) in any such case for any such loss, claim, damage, costs, expenses, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person, or
(ii) for amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     b. To the extent permitted by law, each Holder who participates in a registration pursuant to the terms and conditions of this Agreement shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, each of the Company's employees, agents and representatives, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers, or any person who controls such Holder, against any losses, claims, damages, costs, expenses, liabilities (joint or several) to which the Company or any such director, officer, controlling person, employee, agent, representative, or underwriter, or controlling person or other such Holder or director or officer thereof or of said controlling person may become subject, under the Act, the 1934 Act or other federal or state law, only insofar as such losses, claims, damages, costs, expenses or liabilities or actions in respect thereto arise out of or are based upon any Violation, in each case to the extent and only to the extent that such violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, employee, representative, controlling person, underwriter or controlling person, other Holder, officer or director thereof or of any controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 3.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, costs, expenses, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld.
     c. Promptly after receipt by an indemnified party under this Section 3.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representations of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve the indemnifying party of its obligations under this Section 3.7, except to the extent that the failure results in a failure of actual notice to the indemnifying party and such indemnifying party is materially prejudiced in its ability to defend such action solely as a result of the failure to give such notice.
     d. If the indemnification provided for in this Section 3.7 is unavailable to an indemnified party under this Section in respect of any losses, claims, damages, costs, expenses, liabilities or actions referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, costs, expenses, liabilities or actions in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder on the other in connection with the Violation that resulted in such losses, claims, damages, costs, expenses, liabilities or actions. The relative fault of the Company on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of the material fact or the omission to state a material fact relates to information supplied by the Company, or material fact relates to information supplied by the Company, or by the Holder, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company on the one hand and the Holders on the other hand agree that it would not be just and equitable if contribution pursuant to this Section 3.7 were determined by a pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of losses, claims, damages, costs, expenses, liabilities and actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses incurred by such indemnified party in connection with defending any such action or claim. Notwithstanding the provisions of this Section 3.7, neither the Company nor the Holders shall be required to contribute any amount in excess of the amount by which the total price in which the securities were offered to the public exceeds the amount of any damages which the Company or each such Holder as otherwise been required to pay by reason of such Violation. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

3.8 Reports Under Securities Exchange Act of 1934.
--------------------------------------------------
     With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, if applicable, the Company agrees to use its best lawful efforts to:
     a. Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;
     b. Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to trade their Registrable Securities on a public market;
     c. When and if applicable, file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act;
     d. Use its best efforts to list all Common Stock covered by such registration statement on such securities exchange on which any of the Common Stock is then listed, or, if the Company's Common Stock is not then quoted on NASDAQ or listed on any national securities exchange, use its best efforts to have such Common Stock covered by such registration statement quoted on NASDAQ or, at the option of the Company, listed on a national securities exchange; and
     e. Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other SEC reports and documents so filed by the Company, and (iii) such other information (but not any opinion of counsel) as may be reasonably requested by any Holder seeking to avail himself of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

3.9 Assignment of Registration Rights.
--------------------------------------
     Subject to the terms and conditions of the Purchase Agreement and the Common Stock the right to cause the Company to register Registrable Securities pursuant to this Section 3 may be assigned by the Fund to any transferee or assignee of such securities; provided that said transferee or assignee is a transferee or assignee of at least ten percent (10%) of the Registrable Securities, and provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; it being the intention that so long as the Fund holds any Registrable Securities hereunder, either the Fund or its transferee or assignee may exercise the demand rights to registration and piggy-back registration rights hereunder. Other than as set forth above, the parties hereto hereby agree that the registration rights hereunder shall not be transferable or assigned and any contemplated transfer or assignment in contravention of this Agreement shall be deemed null and void and of no effect whatsoever.

3.10 Other Matters.
-------------------
     a. Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, with respect to each offering of the Registrable Securities, whether each Holder is offering such Registrable Securities in an underwritten or non-underwritten offering, such Holder will comply with Rules 10b-2, 10b-6 and 10b-7 of the 1934 Act and such other or additional anti-manipulation rules then in effect until such offering has been completed, and in respect of any non-underwritten offering, in writing will inform the Company, any other holders who are selling shareholders, and any national securities exchange upon which the securities of the Company are listed, that the Registrable Securities have been sold and will, upon the Company's request, furnish the distribution list of the Registrable Securities. In addition, upon the request of the Company, each Holder will supply the Company with such documents and information as the Company may reasonably request with respect to the subject matter set forth and described in this
Section 3.10.
     b. Each Holder of Registrable Securities hereby agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference, in order to make the statements therein not misleading in any material respect, such Holder will forthwith discontinue disposition of Registrable Securities under the prospectus related to the applicable registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus.
     c. The Company hereby agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the one hundred twentieth day (subject to extension as provided in Section 3.3 hereof) following the effective date of any underwritten demand registration or piggy-back registration (except in connection with any piggy-back registration).

3.11 Termination of Rights.
---------------------------
     a The rights to request a demand registration or repurchase of Registrable Securities, as granted to Holders under this Section 3, shall terminate on June 1, 2004, or after the Fund has exercised two demand registration rights at its own expense as provided in this Section 3, whichever is first to occur.
     b The rights to participate in a piggy-back registration, as granted to Holders under this Section 3, shall be exercisable by the Fund until June 1, 2004.

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                               4. Miscellaneous
                               ----------------

4.1 Successors and Assigns.
---------------------------
     Subject to the terms and conditions of this Agreement, the rights and obligations set forth herein shall inure to the benefit of and be binding upon the respective successor and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by this Agreement. The rights and powers of the Fund are granted to such the Fund as an owner of the Registrable Securities. Consequently, and subject to Section 3.9, the parties agree that such rights and powers exist separately and distinctly with respect to each share of the Registrable Securities and as to each such share, unless otherwise specified in this Agreement, shall pass with it so that any owner of any of the Registrable Securities, whether becoming such by transfer, assignment, operation of law or otherwise, shall have all of the rights and powers of the Fund hereunder, and shall be entitled to exercise them in full, with or without the agreement or consent of other such owners, and no transfer or assignment shall divest the Fund or any subsequent owner of such rights and powers unless all shares of Registrable Securities owned by such the Fund are transferred or assigned.

4.2 Notices.
------------
     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effective upon personal delivery to the party to be notified, telefax or telecopy communication when confirmed in writing on the same day, or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by advance written notice to the other parties.

4.3 Amendments and Waivers.
---------------------------
     Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities at the time outstanding, each future holder of all such securities, and the Company.

4.4 Enforcement.
----------------
     In the event of a material breach by the Company or by the Fund hereunder, each right, power or remedy of the Holder and the Company hereof as provided for in this Agreement, the Debenture, or the Purchase Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy and the exercise or beginning of the exercise by the Holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. The Holders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all of their rights existing in their favor. The parties hereto hereby agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement by the Company, and that Holder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In addition, upon the occurrence of a material breach by the Company or by the Holder, the breaching party agrees to pay and shall pay all costs and expenses (including prevailing party's attorneys' fees and expenses) reasonably incurred in connection with the preservation and enforcement of such party's rights hereunder.

4.5 Titles, Subtitles and Table of Contents.
--------------------------------------------
     The titles, subtitles and table of contents used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6 Severability.
-----------------
     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.7 Entire Agreement.
---------------------
     Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

4.8 Counterparts.
-----------------
     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall continue one and the same instrument.

4.9 GOVERNING LAW.
------------------
     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF TEXAS EXCEPT INSOFAR AS AND TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA SHALL HAVE APPLICATION.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              Company
                              -------
                              The Dwyer Group, Inc.

                              By: _____________________________________

                                     Its:


                              The Fund
                              --------
                              Renaissance Capital Growth & Income Fund III, Inc.

                              By: _____________________________________
                                     Russell Cleveland
                                     President

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